Exhibit 10.231

Counterpart to Registration Rights Agreement
February 3, 2015
Each of the undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement, dated January 27, 2015 by and among Endo Finance LLC, a Delaware limited liability company, Endo Finco Inc., a Delaware corporation, and Endo Limited, an Irish private limited company, the Guarantors party thereto, RBC Capital Markets, LLC and Citigroup Global Markets Inc., relating to the 6.00% Senior Notes due 2025, to be bound by the terms and provisions of such Registration Rights Agreement.

Exhibit 10.231

IN WITNESS WHEREOF, each of the undersigned has executed this counterpart as of the date first written above.

AUXILIUM INTERNATIONAL HOLDINGS, INC.
as a Guaranteeing Subsidiary

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

SLATE PHARMACEUTICALS, INC.
as a Guaranteeing Subsidiary

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

TIMM MEDICAL TECHNOLOGIES, INC.
as a Guaranteeing Subsidiary

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ACTIENT HOLDINGS LLC
as a Guaranteeing Subsidiary

By:	AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ACTIENT PHARMACEUTICALS LLC
as a Guaranteeing Subsidiary

[Signature to Registration Rights Agreement Counterpart – 6.00% Senior Notes due 2025]

Exhibit 10.231

By:	ACTIENT HOLDINGS LLC,
its manager

By:	AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ACTIENT THERAPEUTICS LLC
as a Guaranteeing Subsidiary

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

AUXILIUM US HOLDINGS LLC,
as a Guaranteeing Subsidiary

By:	AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

AUXILIUM PHARMACEUTICALS, INC.,
as a Guaranteeing Subsidiary

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature to Registration Rights Agreement Counterpart – 6.00% Senior Notes due 2025]

Exhibit 10.231

70 MAPLE AVENUE, LLC
as a Guaranteeing Subsidiary

By:	ACTIENT PHARMACEUTICALS LLC,
its manager

By:	ACTIENT HOLDINGS LLC,
its manager

By:	AUXILIUM PHARMACEUTICALS LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

TIMM MEDICAL HOLDINGS, LLC
as a Guaranteeing Subsidiary

By:	ACTIENT PHARMACEUTICALS LLC,
its manager

By:	ACTIENT HOLDINGS LLC,
its manager

By:	AUXILIUM PHARMACEUTICALS LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature to Registration Rights Agreement Counterpart – 6.00% Senior Notes due 2025]

Exhibit 10.231

AUXILIUM UK LTD
as a Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature to Registration Rights Agreement Counterpart – 6.00% Senior Notes due 2025]

Exhibit 10.231

AUXILIUM BERMUDA UNLIMITED
as a Guaranteeing Subsidiary

By:	/s/ Susan Hall
Name:	Susan Hall
Title:	Director

[Signature to Registration Rights Agreement Counterpart – 6.00% Senior Notes due 2025]

Exhibit 10.231

ENDO FINANCE II LIMITED
as a Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature to Registration Rights Agreement Counterpart – 6.00% Senior Notes due 2025]